FibroGen, Inc. Corporate Presentation January 2020 Exhibit 99.1

This presentation contains “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, business strategy, and plans, and objectives of management for future operations, are forward looking statements. These forward-looking statements can generally be identified by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “or potentially,” or by the negative of these terms or other similar expressions. Forward-looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses, or current expectations concerning, among other things, our ongoing and planned development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for roxadustat, pamrevlumab, and our other product candidates, the potential safety, efficacy, reimbursement, convenience, or clinical and pharmaco-economic benefits of our product candidates, including in China, the potential markets for any of our product candidates, our ability to develop commercial functions, or our ability to operate in China, expectations regarding clinical trial data, our results of operations, cash needs, spending of proceeds from our public offerings, financial condition, liquidity, prospects, growth, and strategies, the industry in which we operate, and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including the other risks and uncertainties that are described in the Risk Factors section of our most recent annual report on Form 10-K or quarterly report on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Forward-Looking Statements

Company Overview 500+ employees worldwide 300+ U.S. 200+ ex-U.S. San Francisco headquarters with subsidiary in Beijing Enrique Conterno appointed CEO January 2020 Company Mission - developing innovative, first-in-class medicines for the treatment of chronic and life-threatening or debilitating conditions Range includes the $50 million U.S. NDA milestone Substantial milestone payments in near-term No debt 3Q Year End 2019 cash guidance estimated ~$650-$660 million

Enrique Conterno − CEO Former Senior Vice President for Eli Lilly and Company, serving as President, Lilly USA, President, Lilly Diabetes, and a member of Lilly’s corporate executive committee. Nearly three decades of experience in the global healthcare industry include multiple strategic leadership roles and the oversight of several significant product launches, including the diabetes field’s first-ever cardiovascular approval. Re-established Lilly’s leadership position in diabetes, growing the business from approximately $3 billion to over $10 billion in annual revenue. Extremely qualified to lead FibroGen as we prepare for the global commercialization of roxadustat and continue the advancement of our clinical programs.

Strategy: FIRST-IN-CLASS PRODUCT PROGRAMS ADDRESSING SIGNIFICANT UNMET MEDICAL AND PATIENT NEED ROXADUSTAT Anemia Associated with CKD Approved in China for NDD-CKD and DD-CKD Approved in Japan for DD-CKD NDD sNDA submission planned for early 2020 U.S. NDA submitted 4Q 2019 EU MAA submission anticipated 1H 2020 PARTNERED with Astellas / AstraZeneca Astellas: Europe, Japan, Middle East, CIS, South Africa, AstraZeneca: U.S./ROW and China PAMREVLUMAB Idiopathic Pulmonary Fibrosis ZEPHYRUS Phase 3 study enrolling Pancreatic Cancer LAPIS Phase 3 study enrolling Duchenne's Muscular Dystrophy Discussion with regulatory agencies (FDA/EMA) ongoing regarding pivotal program design; preparing for initiation of pivotal program in 2020 NDD - Non-Dialysis-Dependent DD - Dialysis-Dependent

Roxadustat – oral hypoxia-inducible factor prolyl hydroxylase inhibitor (HIF-PHI) 2019 Nobel Prize winning science is the foundation of roxadustat Increases hemoglobin (Hb) by mimicking the body’s natural response to low oxygen Studied for treatment of anemia in Stage 3 to 5 CKD patients, both on and not on dialysis Roxadustat: Novel, First-in-class Treatment for CKD Anemia 2019 Nobel Prize In Physiology or Medicine "for their discoveries of how cells sense and adapt to oxygen availability." Awarded jointly to: William G. Kaelin Jr. Harvard University Gregg L. Semenza Johns Hopkins University Peter J. Ratcliffe Francis Crick Institute London

Pamrevlumab: Innovative Treatment for Fibrosis and Fibroproliferative Disease PAMREVLUMAB -- fully humanized monoclonal antibody targeting activity of connective tissue growth factor, a central factor in fibrosis and in various proliferative diseases

FibroGen Marketed and Late Stage Portfolio with Blockbuster Portfolio



Roxadustat – HIF-PHI
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
APPROVED
Partnered
Wholly Owned
CKD Anemia
United States, Europe
China
Japan1
MDS Anemia
United States, Europe
China (Phase 2/3)
Chemotherapy-Induced Anemia
United States, Europe
Pamrevlumab – ANTI-CTGF
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
Idiopathic Pulmonary Fibrosis
Pancreatic Cancer
Duchenne Muscular Dystrophy

FibroGen

[1]Dialysis-dependent NDA approved in Japan; non-dialysis dependent trials are ongoing
Partnerships: Astellas: Europe, Middle East, CIS, South Africa, Japan; AstraZeneca: U.S./ROW and China

8

Roxadustat Anemia

Roxadustat: An Innovative Approach to Addressing Anemia ROXADUSTAT HAS BEEN SHOWN TO BE MORE THAN AN ORAL ALTERNATIVE TO ESAs Superiority to ESAs has been shown in hemoglobin change from baseline and reduction in risk of blood cell transfusion CV safety demonstrated in pooled analyses Overcomes suppressive effects of inflammation on erythropoiesis Coordinate erythropoiesis, encompasses iron mobilization, and hepcidin reduction + >> ADVANCED BY FIBROGEN FROM DISCOVERY THROUGH LATE-STAGE CLINICAL DEVELOPMENT AND APPROVAL Dialysis-dependent and non-dialysis-dependent CKD patients – Registration and Approval Anemia associated with myelodysplastic syndromes (MDS) – Phase 3 Anemia associated with chemotherapy induced anemia (CIA) – Phase 2 PARTNERED WITH ASTRAZENECA AND ASTELLAS Astellas: Europe, Middle East, CIS, South Africa, Japan AstraZeneca: U.S./ROW and China Strong and established presence in renal, diabetes and hypertension markets

Disease Dialysis Non-Dialysis Roxadustat Market Opportunity Clinician Nephrologist Where ESA Is Avail Now Endocrinologist/ Diabetologist/PCP Cardiologist/ Internist/PCP Myelodysplasia Chemotherapy Induced Anemia Oncologist IBD, Lupus, RA, etc. GI/Rheumatologist/ Internist Potential Global Multi-Billion Dollar Markets for Anemia CKD Existing Market DIABETES HYPERTENSION Secondary CKD New Market: First-in-Class Oral Therapy in Secondary CKD EU, CIS US JAPAN Existing and New Markets: Cost Effective Re-Establish Market CANCER New Market: Treat in Presence of Inflammation INFLAMMATORY 5 Mainly New Market: Opportunity to Become Standard of Care for Serious Unmet Need CHINA, ASIA, ex-Japan

850 million people worldwide have CKD1 CKD is the 6th fastest growing cause of death2 CKD causes 2.4 million deaths each year2 Chronic Kidney Disease (CKD) is a Serious Health Burden Worldwide Sources: 1. World Kidney Day website. https://www.worldkidneyday.org/world-kidney-day-is-only-20-days-away-all-you-need-to-know/. 2. Institute for Health Metrics and Evaluation. Global burden of disease. http://www.healthdata.org/gbd. CKD Worldwide Anemia increases risk of significant health consequence in CKD patients Increased risk of hospitalization, cardiovascular complications and death Frequently causing significant fatigue, cognitive dysfunction and reduced quality of life.

CKD Anemia Patients Not On Dialysis are Undertreated

Despite associated health risks, anemia is often left untreated in CKD patients not on dialysis (NDD)



37 million
adults in the U.S. have CKD[1]

4.8 million
U.S. CKD patients have anemia[2]

Only **13.6%**
of US patients were on ESA prior to initiating dialysis[3]

Contributing factors of undertreatment

- Limited use of ESA outside dialysis care
- Delayed referral to nephrologists
- Inconvenience of frequent visits to receive ESA therapy
- Patients not comfortable in ESA self-injections
- Storage and transportation requirements with ESA

Sources: [1]U.S. Department of Health and Human Services Centers for Disease Control and Prevention website www.cdc.gov/kidneydisease. Accessed January 10, 2020. [2]Stauffer ME, Fan T. Prevalence of anemia in chronic kidney disease in the United States. *PLoS ONE.* 2014;9(1):e84943. [3]United States Renal Data System (USRDS) Annual Data Report 2019 estimate as of Year End 2017

FibroGen 13

Opportunity for therapies that can overcome the limitations of current SoC While Dialysis-Dependent Patients Typically Receive Anemia Therapy, Unmet Need Persists with Current SoC 1United States Renal Data System (USRDS) Annual Data Report 2019 estimate as of Year End 2017 DD-CKD population continues growing In the US, over 520K patients are on dialysis as of Dec 2017 vs. 370K in Dec 2007 (CAGR 3.4%) 1 In China, over 600K patients are currently on dialysis. Double digit growth Y/Y due to rapid increase of diabetes and hypertension, the two leading causes of CKD Over 90% DD-CKD patients require anemia therapy Significant morbidity and mortality risks during the first year on dialysis Patients on dialysis for less than 12 months represents 20-25% of total US DD-CKD patients each year. Patients face significant increased risks of death, CV events and hospitalizations during the first year on dialysis. Limitations of Current Anemia SoC with ESA Most patients start receiving anemia therapy when the dialysis therapy is initiated. Limitations of ESA include: Often requires concomitant use of IV iron Patients with inflammation are often hyporesponsive to ESA

Roxadustat Opportunity in Treatment of CKD Anemia Source: 1. Nephrologist survey conducted by Company. EPO: erythropoietin Roxadustat, the potential first in class, orally administered small molecule HIF-PH inhibitor, has the potential to revolutionize the treatment paradigm in CKD anemia Past Only option was transfusion Present Treated as EPO deficiency 1 Future Treat CKD anemia by enabling the body to stimulate coordinated erythropoiesis Transfusion was the only option when iron alone was not enough With supplemental EPO combined with extra iron supplements for red blood cell production Activating HIF pathway has the potential to stimulate endogenous production of red blood cells

Roxadustat NDD and DD Program: One of the Largest CKD Anemia Clinical Development Programs

Phase 3 CKD non-dialysis-dependent (NDD) Pool				
D5740C00001	FGCL-4592-060	1517-CL-0608	**NDD Pooled**	
OLYMPUS	**ANDES**	**ALPS**		
AstraZeneca	FibroGen	Astellas	**Roxa**	**Placebo**
N=2761	**N=922**	**N=594**	**N=2391**	**N=1886**
R 1:1	R 2:1	R 2:1	**1.62 Avg PEY**	**1.23 Avg PEY**

Number of patients: 4277

Patient exposure years: 6194

Phase 3 CKD dialysis-dependent (DD) Pool				
D5740C00002	FGCL-4592-064	FGCL-4592-063	**DD Pooled**	
ROCKIES	**SIERRAS**	**HIMALAYAS**		
AstraZeneca	FibroGen	FibroGen	**Roxa**	**EPO**
N=2106	**N=741**	**N=1043**	**N=1943**	**N=1947**
R 1:1	R 1:1	R 1:1		
Correction & maintenance Early & Stable DD	Maintenance Early & Stable DD	Correction DD Vintage<4mos Only (Early)	**1.71 Avg PEY**	**1.92 Avg PEY**

Number of patients: 3880

Patient exposure years: 7059

EPO, epoetin alfa; Hb, hemoglobin; PEY, patient exposure year; R, Randomization; Roxa, roxadustat

FibroGen 16

NDD Roxadustat Program: Evaluation of Anemia Therapy In A Broad Range of Patients Not Included In Prior CKD Anemia Trials *Historical study patients' baseline Hb & eGFR characteristics in figure is based on approximations from published manuscripts eGFR, estimated glomerular filtration rate 0 10 20304050 60 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 8.5 9.0 9.5 10.0 10.5 dL) g/ ( n i ob ogl em H e n i el as B Roxadustat NDD Patient Features Advanced CKD: 42% CKD 5 Low Iron stores: 40% non-iron replete Low Mean Baseline Hb: 9.1 Graphic comparison of patients baseline Hb/eGFR of roxadustat NDD vs historical studies* Baseline Hb (g/dL) Actual Pooled Treatment 1 for Period o Placebo+ Roxadustat CHOIR (2006) ARCTOS Mircera (2008) TREAT (2009) Roxadustat NDD Baseline eGFR (mL/min/1.73 m²)

NDD: Roxadustat is Superior to Placebo, Regardless of iron-repletion *Iron Replete: TSAT ≥20% and ferritin ≥100 ng/mL Individual Study: ANDES ALPS OLYMPUS LS mean (95% CI) 1.85 (1.74, 1.97); P<0.0001 1.69 (1.52, 1.86); P<0.001 1.35 (1.27, 1.43); P<0.001 -0.25 0 0.25 0.5 0.75 1 1.25 1.5 1.75 ∆Hb (g/dL) 2 2.25 Hb change from baseline to Week 28–52 Studies: ANDES, ALPS, OLYMPUS 1.94 0.33 2.5 2 1.5 1 0.5 0 Mean change from baseline Hb (g/dL) 36404448 Iron non-replete P<0.0001 1.94 0.13 0 0.5 1 1.5 2 2.5 Mean change from baseline Hb (g/dL) Iron replete* P<0.0001 Primary efficacy endpoint (change in Hb from baseline to Hb averaged over Weeks 28–52) was met in individual studies and pooled analyses NDD (N=4277): Mean Hb over time up to Week 52 (g/dL) Hb change to Week 28–52: 1.85 (Roxa) vs 0.13 (Placebo) P<0.001 RoxadustatPlacebo Favors Roxadustat Baseline Hb = 9.1 g/dL 8 9 10 11 12 0 2 4 6 8 10 12 14 16 18 20 22 242832 26 30 34 38 42 46 50 52 Mean Hb (g/dL) ± SE Weeks since treatment CI, confidence interval; LS, least squares; SE, standard error Roxadustat (n=956)Placebo (n=755) Roxadustat (n=1433) Placebo (n=1127)

Individual Studies ROCKIES HIMALAYAS SIERRAS LS mean difference (95% CI) 0.090 (0.010, 0.180) P=0.036 0.180 (0.079, 0.287) P<0.001 0.480 (0.365, 0.591) P<0.001 -0.50 0.00 0.50 1.00 Hb (g/dL) Group/n Roxadustat Active control 11.4 11.2 11 10.8 10.6 10.4 10.2 10 9.8 9.6 9.4 0 2 4 6 8 10 12 14 16 18 20 22 242832 26 30 34 3640444852 38 42 46 50 Mean Hb (g/dL) ± SE Weeks since treatment RoxadustatEpoetin alfa CRP, C-reactive protein; EPO, epoetin alfa DD: Roxadustat Efficacious, Larger Hb Increase Than EPO in Individual Studies and In Pooled Analysis Primary efficacy endpoint (change in Hb from baseline to Hb averaged over Weeks 28 to 52): Roxadustat achieved larger Hb increase over epoetin alfa in individual studies & in pooled DD Hb (g/dL) change from baseline to Week 28–52DD (N=3857): mean Hb (g/dL) over time Favors roxadustat ∆Hb = 1.22 (Roxa) vs 0.99 (Epoetin alfa) P<0.001 1940 1864 1836 1805 1788 1747 1744 1712 1684 1667 1661 1615 1579 1545 1479 1442 1382 1336 1288 1940 1841 1818 1836 1808 1799 1779 1770 1756 1742 1707 1673 1660 1619 1570 1533 1490 1429 1382

DD: Roxadustat Efficacious Regardless of Inflammation, Requires Less IV iron than Epoetin Alfa Roxadustat achieved higher Hb increase in patients with inflammation (CRP > ULN) and in patients without inflammation (CRP ≤ ULN), compared to epoetin alfa Less IV iron was required in roxadustat patients than in patients on epoetin alfa 1.29 0.96 0 0.5 1 1.5 Roxadustat N=723 EPO N=722 1.27 1.05 0 0.5 1 1.5 Roxadustat N=889 EPO N=912 DD: Hb (g/dL) change from baseline to Weeks 28–52 Baseline CRP > ULNBaseline CRP ≤ ULN P<0.0001 P<0.0001 DD: Less Monthly IV Iron Use in Roxadustat Patients Than in Epoetin Alfa Patients 0 20 60 100 80 120 1–8 9–16 17–24 25–32 Week 1681 1736 IV, intravenous; ULN, upper limit of normal 33–40 41–48 49–52 Mean monthly IV iron use (mg) Roxadustat (N=1929)Epoetin alfa (N=1928) n Roxadustat Epoetin alfa 1929 1928 1847 1885 1761 1823 1590 1659 1499 1582 1406 1485

SIERRAS (064) US-Only Study in Stable Dialysis Patients: Roxadustat Efficacy Unaffected by Inflammation & Durable Over Time Roxadustat patients with or without inflammation achieved comparable Hb levels with comparable average doses, and stable over 52 weeks. EPO patients with inflammation (CRP>ULN) required higher doses than patients without inflammation (low CRP), and avg dose increased by ~50% over 52 weeks.

Roxadustat Lowers Use of Rescue* Therapies in NDD; Reduction in RBC Transfusion in NDD (vs Placebo) and in DD (vs Epoetin Alfa) *Rescue = RBC transfusion, ESA, or IV iron 35% 30% 25% 20% 15% 10% 5% 0% RoxadustatPlacebo HR (95% CI) = 0.19 (0.16, 0.23) NDD: Rescue Use NDD: % patients with rescue use in first 52 weeks 35% 30% 25% 20% 15% 10% 5% 0% RoxadustatPlacebo HR (95%CI) = 0.26 (0.21, 0.32) NDD: RBC Transfusion NDD: % patients with RBC transfusion in first 52 weeks P<0.0001 HR, hazard ratio; RBC, red blood cell 35% 30% 25% 20% 15% 10% 5% 0% RoxadustatEPO DD: RBC Transfusion DD: % patients with RBC transfusion during treatment HR (95%CI) = 0.82 (0.679, 0.997) 31.1% P<0.0001 15.4% 5.2% P=0.046 12.8% 9.5% 8.9%

Roxadustat: Potential Additional Benefits in NDD LDL, low-density lipoprotein Change in eGFR from Baseline Patients with baseline eGFR ≥15 mL/min/1.73 m2 (N=2438) Mean LDL (mg/dL) over time up to Week 52 1373 1065 1311 1017 1269 979 1236 936 1189 863 1150 819 1086 760 1038 706 990 657 Group/n Roxadustat Placebo Treatment difference: 1.6 mL/min/1.73 m2 P<0.0001 0 4 8 12 20 28 36 44 52 Treatment difference: -19.83 mg/dl P<0.0001

CV, cardiovascular Cardiovascular Safety Endpoint Pooled Analyses Cardiovascular (CV) safety endpoints analyzed in NDD pool and in DD pool Key safety endpoints: Time to first MACE MACE (Major Adverse Cardiovascular Events) include: all-cause mortality, myocardial infarction, and stroke Time to first MACE+ MACE+ includes MACE, unstable angina requiring hospitalization, and congestive heart failure requiring hospitalization Time to all-cause mortality CV events were centrally adjudicated by independent experts blinded to treatment assignment

*“comparable” based on hazard ratio (HR) upper bound of 95% confidence interval (95%CI) below reference non-inferiority margin of 1.3 Risks of MACE, MACE+, or all-cause mortality in roxadustat patients were comparable to placebo in NDD patients* MACE MACE+ All Cause Mortality HR (95% CI) 1.08 (0.94, 1.24) 1.04 (0.91, 1.18) 1.06 (0.91, 1.23) 1.3 0.5 Favors roxadustat 1 Neutral 2 Favors placebo Time to event endpoints using Cox model, ITT analysis** NDD (OLYMPUS, ANDES, ALPS), N=4270 Proportion of Patients Without MACE** MACE HR (95% CI): 1.08 (0.94, 1.24) 1.0 0.9 0.8 0.7 0.6 03691218 Time (months) 24 30 36 Probability Placebo **ITT analysis = Intent to treat analysis evaluation period to include on-treatment and off-treatment long term follow-up, until end of study Roxadustat Placebo 1884 1802 1686 1596 1508 1237 851 428 142 Roxadustat 2386 2279 2177 2091 1994 1603 1158 598 246 NDD: Pooled Cardiovascular Safety Endpoints MACE, MACE+, All-Cause Mortality

DD: Pooled Cardiovascular Safety Endpoints *“risk not increased” based on hazard ratio (HR) upper bound of 95% confidence interval (95%CI) below reference non-inferiority margin of 1.3. Risk of MACE and all-cause mortality in roxadustat patients were not increased compared to epoetin alfa in DD patients* Roxadustat patients had a lower risk of MACE+ than epoetin alfa patients MACE MACE+ All Cause Mortality Time to event endpoints using Cox model† DD (ROCKIES, HIMALAYAS, SIERRAS), N=3880 HR (95% CI) 0.96 (0.82, 1.13) 0.86 (0.74, 0.98) P=0.028 0.96 (0.79, 1.17) 1.3 Favors epoetin alfa 0.5 1 Neutral 2 Favors roxadustat †On-treatment analysis MACE+ Components Incidence Rates, N (%) Events Roxadustat Epoetin alfa n 1940 1940 Death (all-cause mortality) 207 (10.7%) 232 (12.0%) Myocardial infarction 103 (5.3%) 109 (5.6%) Stroke 45 (2.3%) 50 (2.6%) Unstable angina 18 (0.9%) 22 (1.1%) Congestive heart failure 120 (6.2%) 166 (8.6%)

Roxadustat efficacy was demonstrated Achieved primary efficacy endpoint (change in Hb) in individual studies and pooled analyses NDD: roxadustat was superior to placebo and efficacious regardless of iron-repletion DD: roxadustat achieved larger mean Hb increase than epoetin alfa, including in patients with inflammation, and less IV iron was required in roxadustat arm than in epoetin alfa. Lower RBC transfusion risk NDD: In roxadustat patients compared with placebo DD: In roxadustat patients compared with epoetin alfa Other potential benefits in NDD Reduced LDL cholesterol Less decline in eGFR Roxadustat Efficacy

Roxadustat CV Safety CV safety was demonstrated in all study populations Non-dialysis: Risk of MACE, MACE+, and all-cause mortality in roxadustat patients were comparable to placebo in NDD patients Incident dialysis: Roxadustat had 30% lower risk of MACE and 34% lower risk of MACE+ than epoetin alfa, and with a trend towards lower all-cause mortality relative to epoetin alfa Dialysis-dependent: Roxadustat patients had a lower risk of MACE+ than epoetin alfa patients Risk of MACE and all-cause mortality in roxadustat patients were not increased compared to epoetin alfa in DD patients

Oncology Anemia Market Opportunity ADDRESSING UNDERSERVED PATIENT POPULATIONS 2National Cancer Institute estimates of annual diagnoses from 2007 to 2011. 3Anemia defined as Hb<12g/dL. Myelodysplastic Syndromes (MDS) 60K-170K US Prevalence Annual incident rate: 4.9/100K adults in U.S.2; 1.51/100K adult in China. Anemia is the most common clinical presentation in MDS, leading to frequent red blood cell transfusions and related risks such as iron overload, impairment of QOL, and shorter lifespan 5x ESA dose typically used vs. CKD dose ESA response rate as low as 20%-32% in lower risk MDS Majority patients are transfusion dependent and face associated risks of transfusions Chemotherapy Induced Anemia (CIA) 1.3 million patients undergo chemotherapy each year in the U.S. 30%-90% cancer patients receiving chemotherapy develop anemia. 3 Anemia rate varies by tumor type, and increases with each successive chemotherapy round 80%-90% ESA oncology use reduced since 2006 Three RCTs in cancer populations published, leading to Box warning by the US FDA in 2007. US ESA oncology sales was approximately $4 billion as of 2006.

Roxadustat Collaboration Economics $ Millions Japan, EU, etc. U.S., China, ROW Payments Rec’d through Sep 30, 2019 Equity Investment in FibroGen $81 $20 $101 Upfront, Non-Contingent $360 $402 $762 Development and Reg. Milestones $543 $571 $170 Commercial Milestones $15 $653 $0 POTENTIAL TOTAL $918M $1,626M $932M of $2,544M Low 20% (Astellas) – Low-Mid 20% (AZ) Transfer Price (AST) – Net Sales Royalty/Transfer Price (AZ) All FibroGen R&D Costs Reimbursed, ex-China All Commercial Costs Covered by Partners, ex-China CHINA PARTNERSHIP 50% Profit Sharing 50% Development and Launch Costs Royalty/Transfer Price in low 20% in US/EU + ROW China 50/50 profit split Development Costs + Further Commercialization paid by partners Total Milestones of $2.5 Billion $425 million payable upon achievement of milestones relating to submission and approval of roxadustat in DD-CKD and NDD-CKD in the U.S. and Europe. $180 million of milestones on NDA and EMA submission $245 million on approval and first sale

FibroGen China

China: Roxadustat Commercialization Underway

FibroGen

- FibroGen is Innovator and Marketing Authorization Holder (MAH)
- Roxadustat is sold under the FibroGen name

FibroGen-AZ Roxadustat China Partnership



Medical Affairs
Pharmaco-Vigilance
Clinical & Regulatory
Manufacturing
爱瑞卓
Evrenzo
罗沙司他胶囊 roxadustat capsules
Joint Brand Team
Marketing
Market Access
Sales
Key Accounts

50/50 profit share

AstraZeneca

- AstraZeneca China is largest multinational pharma in China, with annual revenue exceeding $4 billion
- 15,000 staff in China
- Track record of commercial success

FibroGen
32

China: Positive Momentum and Upwards Trajectory

NDA Approval

Dialysis (DD)
approved Dec 2018

Non-Dialysis (NDD)
approved Aug 2019

Reimbursement

Admitted into
National Reimbursement
Drug List
Dec 2019

Covers DD and NDD

Pricing

~$2,000 patient price per year

~$1,500 ex-factory per year

95.5 RMB per 50mg capsule

KOL Endorsement

Indication of strong support
from top KOLs

Significant Awards

Dushu Lake Award
Sept 2019

Health China Forum
Top 10 Innovative Drug
of 2019 Award
Jan 2020

Large Dedicated Field Team

300+ dedicated sales
30+ dedicated MSLs
and
expanding

FibroGen

Assumptions: current exchange rate, 50mg TIW X52 weeks.

33

China: Potential Markets - Differentiated Solution

~120 million people in China are living with CKD

LARGEST DIALYSIS MARKET IN THE WORLD

Convert Installed Base – *Substitute ESA*

Win Incident Patients – *Direct to HIF-PHI instead of ESA*


10%
2017
600K
Dialysis Patients

Anemia Treatment Rate - 90%

Treatment Rate with ESA - 90%

NON-DIALYSIS

- ***NDD-CKD***
  - CKD patients in stage 3 and stage 4, as well as stage 5 who are not eligible for dialysis.
  - Largely untreated with ESAs
- **Dialysis-Eligible NDD Population**
  - China has a large population of Dialysis-Eligible NDD-CKD patients
  - These patient qualify for dialysis under treatment guidelines but are not dialyzed
  - Estimated at 1-2 million patients
  - At risk for severe anemia

FibroGen
34

Pamrevlumab

Pamrevlumab: Innovative Treatment for Fibrosis and Fibroproliferative Disease PAMREVLUMAB -- fully humanized monoclonal antibody targeting activity of connective tissue growth factor, a central factor in fibrosis and in various proliferative diseases

Idiopathic Pulmonary Fibrosis (IPF) FDA Fast Track and Orphan Drug Designation Randomized placebo-controlled, double-blind Phase 3 study enrolling Primary endpoint of change in forced vital capacity (FVC) from baseline Pancreatic Cancer (LAPC) FDA Fast Track and Orphan Drug Designation Randomized placebo-controlled, double-blind Phase 3 study enrolling Duchenne Muscular Dystrophy (DMD) FDA Orphan Drug Designation EMA Orphan Medicinal Product Designation Discussion with regulatory agencies (FDA/EMA) ongoing regarding pivotal program design; preparing for initiation of pivotal program in 2020 Pamrevlumab: Targeting 3 High Need Medical Indications

IPF Patients Need New Therapeutic Options

ORPHAN DISEASE

- U.S. prevalence of ~44,000 to 135,000[1]
- U.S. incidence of ~21,000 to 52,000[1] cases per year
- Incident and mortality are on the rise, and prevalence is expected to increase with the aging population[2]

PROGRESSIVE

- Leads to irreversible loss of lung function with high morbidity and mortality rates
- Median survival of 3-5 years following diagnosis

CURRENT TREATMENTS

- Slow pulmonary function loss
- Modest effect on slowing disease progression
- No demonstration of reversal
- Require side effect management
- ~$2B 2018 sales

FibroGen

[1] Raghu 2006 and United Nations Population Division
[2] https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3848422/

38

Consistent with Results from Phase 2 Open-Label Study (Study 049) Met Primary Efficacy Endpoint by Slowing Decline in FVC Percent Predicted p-value = 0.0331

Pamrevlumab Attenuated Fibrosis Progression Absolute differences in QLF changes from baseline to Weeks 24 and 48 between pamrevlumab arm and placebo were 61.6 ml and 76.2 ml, respectively First reported statistically significant results for attenuation of fibrosis by qHRCT Change in fibrosis (lung structure) correlates with change in FVC % predicted (lung function), primary endpoint of study (Spearman’s correlation coefficient of -0.64, p=0.0001)

Reduced IPF Disease Progression Visit (Weeks) 12w 24w 36w 48w P-value* 0.1235 0.0527 0.0172 0.0103 Pamrevlumab, n (%) 3 (6.0%) 3 (6.0%) 5 (10.0%) 5 (10.0%) Placebo, n (%) 7 (13.7%) 9 (17.6%) 15 (29.4%) 16 (31.4%) Difference (%) -11.6% - 21.4% Relative Difference -56% -66% -66% -68% Relative Difference 68% ITT Analysis IPF Disease Progression (FVC% Predicted Decline ≥10% or Death) vs. Placebo

Patient Population IPF patients who are not currently being treated with approved therapies IPF diagnosis according to ATS/ERS/JRS/ALAT guidelines* Study Design Placebo-controlled, double-blind Similar to PRAISE Phase 2b study Enroll ~565 patients Randomization 3:2 pamrevlumab or placebo Primary Endpoint Change in forced vital capacity (FVC) from baseline Secondary Endpoints Composite clinical outcome of disease progression Patient-reported outcomes Quantitative changes in lung fibrosis volume from baseline Additional endpoints ZEPHYRUS Pamrevlumab IPF Phase 3 Study *Raghu, 2018 NCT03955146

LAPC Patient Population Lacks Treatment Options 1 2018 Estimates: http://seer.cancer.gov/statfacts/html/pancreas.html ADDRESSING UNDERSERVED, GROWING, AND EMERGENT PATIENT POPULATIONS 55K new U.S. patients Dx annually1 Clinical significance of resection ~27,700 (50%) present with no detectable metastases ~9,700 (15-20%) classified as resectable ~18,000 (30-35%) with locally advanced disease that precludes resection Locally advanced disease 50% survive 8-12 months ~8% survive 5 years Survival rate similar to metastatic disease Borderline and resectable disease 50% survive 17-27 months ~20% survive 5 years

Statistically Significant Improvement in Median Survival p-value=0.0141 Statistically significant improvement of median survival in those who undergo resection Median survival for patients with non-resected tumors was 18.6 months Median survival for patients with resected tumors was >40 months Overall Survival (OS) By Resection Resection Increases Survival Survival Benefit Reported at ASCO 2018

LAPIS Pamrevlumab LAPC Phase 3 Study

LAPIS
NCT03941093

Patient Population

- Locally advanced, unresectable pancreatic cancer
- ECOG 0-1 (health status of patient)
- No prior therapy

Study Design

- Double-blind, placebo-controlled
- Enroll ~260 subjects at 40-60 sites globally
- Randomization 1:1 pamrevlumab + gemcitabine/nab-paclitaxel or placebo + gemcitabine/nab-paclitaxel
- Six cycles of neoadjuvant treatment followed by evaluation for surgical eligibility and possible resection
- Long-term overall survival follow-up for all subjects

Primary Endpoint: Overall Survival (OS)

Secondary Endpoints:

- Progression-free survival
- Patient-reported outcomes

FibroGen
45

Affects ~1 in every 5,000 newborn boys About 20,000 children are diagnosed with DMD globally each year A fatal disease caused by genetic mutations leading to the absence or defect of dystrophin, a protein necessary for normal muscle function The absence of dystrophin results in muscle weakness, muscle loss, fibrosis, and inflammation Patients with DMD are often non-ambulatory before the age of 12, and their progressive muscle weakness may lead to serious medical problems relating to diminished function of respiratory and cardiac muscles DMD Background

Design Open-label, single-arm study in 21 non-ambulatory boys, 12 years of age and older Endpoints Change from baseline in: Pulmonary function tests Upper body muscle function tests Muscle and cardiac fibrosis by MRI imaging One-Year Administrative Analysis Results show potential to mitigate decline in: FVC Cardiac function Muscle function Positive comparison to natural disease history Preparing for initiation of pivotal program in 2020 Pamrevlumab DMD Program

ROXADUSTAT MAA submission to EMA for the treatment of anemia in dialysis-dependent and non-dialysis-dependent CKD patients anticipated 1H 2020 Japan NDD sNDA submission early 2020 China roxadustat launch ongoing Publication of Phase 3 roxadustat Data Potential roxadustat US approval PAMREVLUMAB Idiopathic Pulmonary Fibrosis (IPF) Phase 3 trial enrolling Locally Advanced Pancreatic Cancer (LAPC) Phase 3 trial enrolling Duchenne Muscular Dystrophy (DMD) - preparing for initiation of pivotal program in 2020 Upcoming 2020 Milestones

Thank you For more information contact at IR@fibrogen.com